UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2017

Bioverativ Inc.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-37859		81-3461310
(Commission File Number)		(IRS Employer Identification No.)

225 Second Avenue, Waltham, Massachusetts 02451	Not Applicable
(Address of principal executive offices; Zip Code)	(Former name or former address, if changed since last report.)

Registrant’s telephone number, including area code: (781) 663-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).    Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Explanatory Note

On June 29, 2017, Bioverativ Inc. (“Bioverativ”) filed a Current Report on Form 8-K (the “Original Report”) with the Securities and Exchange Commission (“SEC”) to report that effective as of June 28, 2017, Bioverativ completed the acquisition of True North Therapeutics, Inc. (“True North”) through the merger of TITN Merger Sub, Inc., a wholly-owned subsidiary of Bioverativ, with and into True North (the “Merger”).

This amendment to the Original Report is being filed to provide the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b), respectively, of Form 8-K.

Item 9.01    Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited financial statements of True North as of and for the years ended December 31, 2016 and 2015, the accompanying notes thereto, and the related Report of Independent Registered Public Accounting Firm, are filed herewith as Exhibit 99.1 to this Current Report on Form 8-K/A. The unaudited financial statements of True North as of and for the three months ended March 31, 2017, and the accompanying notes thereto, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A.

(b) Pro Forma Financial Information

The following unaudited pro forma condensed combined financial information giving effect to the Merger is filed herewith as Exhibit 99.3 to this Current Report on Form 8-K/A:

•	Unaudited pro forma condensed combined statement of income for the three months ended March 31, 2017;

•	Unaudited pro forma condensed combined statement of income for the year ended December 31, 2016; and

•	Notes to unaudited pro forma condensed combined financial information.

(d) Exhibits.

The following exhibits are filed as part of the current report:

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

99.1	True North’s audited financial statements as of and for the years ended December 31, 2016 and 2015

99.2	True North’s unaudited financial statements as of and for the three months ended March 31, 2017

99.3	Unaudited pro forma condensed combined financial information of Bioverativ

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

99.1	True North’s audited financial statements as of and for the years ended December 31, 2016 and 2015

99.2	True North’s unaudited financial statements as of and for the three months ended March 31, 2017

99.3	Unaudited pro forma condensed combined financial information of Bioverativ

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOVERATIV INC.

	By:	/s/ John T. Greene
John T. Greene
Executive Vice President, Chief Financial Officer (principal financial officer)

Date: September 14, 2017